SECURITY AGREEMENT

THIS SECURITY AGREEMENT is entered into effective as of the 17th day of December, 2008 (the “Effective Date”) between Golden West Brewing, Inc., a Washington corporation (“Debtor”) and John D. Gibbs (the “Secured Party”).

Recitals

A.

Debtor has agreed to borrow from the Secured Party, and the Secured Party has agreed to lend to Debtor the sum of $200,000 (the "Loan");

B.

As of the date hereof, Debtor has executed and delivered to the Secured Party a Convertible Debenture in the principal amount of $200,000, (the "Debenture"); and

C.

As a condition to the obligation of the Secured Party to loan such amount to Debtor, Debtor is required to enter into this Security Agreement and to grant to the Secured Party a security interest in the Collateral (as hereinafter defined).

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Agreement

1.

SECURITY

1.1

Grant of Security Interest.  As security for all of the Obligations (as defined in Section 1.2), Debtor hereby grants to the Secured Party a continuing security interest (as that term is defined in the Uniform Commercial Code as in effect in Washington on the date hereof (the “Uniform Commercial Code”)), in, and assigns and pledges to the Secured Party all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired (by operation of law or otherwise), and whether now or hereafter existing, owned by Debtor or in which Debtor otherwise has any rights (collectively, the “Collateral”):

(a)

All of Debtor's tangible personal property, including without limitation all present and future inventory, equipment (including items of equipment which are or become fixtures), now owned or hereafter acquired;

(b)

All patents and patent applications and the inventions and improvements described and claimed therein, including without limitation, all patents and patent applications described on Schedule 1.1 hereto, together with (i) all reissues, divisionals, continuations, renewals, substitutions, extensions and continuations-in-part thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable under and with respect thereto, including without limitation, damages and payments for past, present and future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding, incident or relating thereto (collectively, the “Patents”);

(c)

All licenses and similar agreements and covenants not to sue with respect to all Patents or any of them (other than any existing license agreements or covenants not to sue which by their terms prohibit assignment, transfer or the grant of a security interest by Debtor or give the other party thereto the right to terminate the same upon an assignment, transfer or grant of a security interest therein, which licenses or covenants not to sue do not in the aggregate have a material adverse effect on the value or utility of the Patents or other assets of Debtor individually or as a whole), together with (i) all renewals, extensions, supplements and continuations thereof and supplements thereto, (ii) income, royalties, damages and payments now or hereafter due or payable with respect thereto, including without limitation, damages and payments for past, present and future breaches thereof, (iii) the right to sue for past, present and future breaches thereof, and (iv) all rights corresponding, incident or relating thereto (collectively, the “Licenses”);

(d)

To the extent that such rights are assignable, all of Debtor's other intangible personal property other than the property covered by subsection (e) below, including, without limitation, all present and future accounts, contract rights, permits, licenses, general intangibles, chattel paper, documents, and instruments, now owned or hereafter acquired;

(e)

All of Debtor's present and future Government Accounts and rights under Government Contracts, now owned or hereafter acquired; provided, however, that Secured Party shall not have a security interest in any rights under any Government Contract of Debtor or in the related Government Account where the taking of such Security Interest would be a violation of an express prohibition contained in the Government Contract (for purposes of this limitation, the fact that a Government Contract is subject to, or otherwise refers to, Title 31, § 3727 or Title 41, § 15 of the United States Code shall not be deemed an express prohibition against assignment thereof); and

(f)

Any and all additions to any of the foregoing, and any and all replacements, products and proceeds (including insurance proceeds) of any of the foregoing.

For purposes of this Agreement, the terms “accounts,” “chattel paper,” “documents,” “general intangibles,” “instruments,” “inventory,” “fixtures”, “contract rights” and “equipment” shall have the meanings ascribed to them in Article 9 of the Uniform Commercial Code, “Government Account” shall mean all accounts arising out of any Government Contract and “Government Contract” shall mean all contracts with the United States Government or with any agency thereof, and all amendments thereto.

1.2

Obligations.  The security interest created hereby in the Collateral constitutes a continuing security interest for all of the following obligations, indebtedness and liabilities, whether now existing or hereafter incurred or arising (collectively, the "Obligations"):

(a)

The payment and performance by Debtor, as and when due and payable, of all amounts from time to time owing by it under or with respect to, whether for principal, interest, fees, expenses or otherwise, and the performance of all other obligations of Debtor under the Debenture, this Agreement or any other document or instrument now or hereafter delivered in connection with or as security for the Debenture (collectively, the "Loan Documents");

(b)

All loans and future advances made by Secured Party to Debtor evidenced by, and all other debts, obligations and liabilities of every kind and character of Debtor arising from, the Debenture, or hereafter arising in favor of Secured Party, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Secured Party or to a third party and subsequently acquired by Secured Party and whether such debts, obligations or liabilities are evidenced by notes, open account, overdraft, endorsement, security agreement, guaranty, or otherwise (it being contemplated that Debtor may hereafter become indebted to Secured Party in further sum or sums, but Secured Party shall have no obligation to extend further indebtedness by reason of this Agreement);

(c)

All expenditures made or incurred by Secured Party to protect and maintain the Collateral and to enforce the rights of Secured Party under this Agreement;

(d)

The due performance and observance by Debtor of all of its other obligations and undertakings from time to time existing under or with respect to the Loan Documents or any other document or instrument now or hereafter delivered in connection with or as security for any of the Loan Documents; and

(e)

All renewals, extensions, amendments, modifications, supplements or restatements of or substitutions for any of the foregoing.

Notwithstanding anything to the contrary contained in this Agreement, the Obligations are not intended to include, and the Collateral is not intended to secure, amounts owing from the Debtor to Secured Party under any promissory note (other than the Debentures, which are intended to be secured hereby), or otherwise, made by the Debtor in favor of Secured Party before the date of this Agreement.

1.3

Certain Rights of Secured Party.  The Secured Party shall have the right, but not the obligation, to pay any taxes or levies on the Collateral or any costs to repair or to preserve the Collateral, which payment shall be made for the account of Debtor and shall constitute a part of the obligations owed to the Secured Party and secured pursuant to this Agreement.

1.4

Financing Statements.  The Secured Party shall be authorized to execute and file of record such financing statements, continuation statements, and other documents with respect to the Collateral pursuant to the Uniform Commercial Code and otherwise as Secured Party may determine, in form satisfactory to the Secured Party, and Debtor will pay the cost of filing the same in all public offices where filing is reasonably necessary (including, without limitation, the cost of filing in the office of the Washington Secretary of State and the United States Patent and Trademark Office).

1.5

No Release.  No injury to, or loss or destruction of, any item of the Collateral shall relieve Debtor of any obligation under this Agreement or under any of the other Loan Documents.

2.

REPRESENTATIONS AND WARRANTIES OF DEBTOR

In order to induce the Secured Party to enter into this Agreement and to make the Loan, Debtor hereby makes the following representations and warranties to the Secured Party:

2.1

Organization; Due Authorization; Enforceability.  Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington.  The execution, delivery and performance by Debtor of this Agreement and all transactions contemplated herein are within Debtor's corporate powers and have been duly authorized by all necessary action on the part of Debtor, corporate and otherwise.  This Agreement has been duly executed and delivered by Debtor and constitutes the valid and binding obligation of Debtor, enforceable against Debtor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

2.2

No Conflicts or Consents.  Neither the ownership nor the intended use of the Collateral by Debtor, nor the grant of the security interest by Debtor to Secured Party herein, nor the exercise by Secured Party of their rights and remedies hereunder, does or will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other governing documents of Debtor, (ii) conflict with or violate any applicable domestic or foreign law, statute, rule or regulation applicable to or binding upon Debtor, (iii) conflict with or violate any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (iv) result in or require the creation of any lien, charge or Encumbrance (as defined below) upon any assets or properties of Debtor except as expressly contemplated by this Agreement.  Except for filings of financing statements to be made in favor of Secured Party and filing a copy of this Agreement with the United States Patent and Trademark Office, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of their rights and remedies hereunder.

2.3

Security Interest.  Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest, adverse claims or other charges or encumbrances.  This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral securing the Obligations.  The filing of the financing statements and other instruments of registration delivered concurrently herewith by Debtor to Secured Party will perfect Secured Party's security interests hereunder in the Collateral securing the Obligations.  No further or subsequent filing, recording, registration, other public notice or other action is necessary or desirable to perfect or otherwise continue, preserve or protect such security interest, except for continuation statements or filings.

2.4

Title to Assets.  As of the date hereof, Debtor has good, valid, and marketable title to all of its properties and assets (whether real or personal), and there exists no mortgage, lien, security interest, reservation, covenant, restriction or other encumbrance (each of the foregoing hereinafter referred to as an “Encumbrance”) of any nature upon, or with respect to, Debtor or any of its properties or assets, including, without limitation, the Collateral, except for the security interests created by this Agreement.  No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been or will be filed in favor of Secured Party relating to this Agreement.

2.5

Taxes.  Debtor has filed all tax returns and reports required by any governmental authority to be filed by Debtor, and such returns and reports are true and correct.  Debtor has paid all taxes, assessments, and other government charges imposed upon it or its income, profits or properties, or upon any part thereof, other than those presently payable without penalty or interest.

2.6

No Default.  No Event of Default (as defined in Section 6.1 hereof), and no event which with notice, lapse of time, or both would constitute an Event of Default, has occurred and is continuing as of the date hereof.

2.7

Patents.  The Patents are valid and subsisting and have not been adjudged invalid or unenforceable, either in whole or in part.  The Patents specifically described on Schedule 1.1 constitute all of the patents and patent applications now owned by Debtor, and said Patents constitute all patents and patent applications necessary or desirable to conduct Debtor's business as it is currently being conducted.

3.

AFFIRMATIVE COVENANTS OF DEBTOR

Until all of the Obligations of Debtor are paid and performed in full, Debtor hereby covenants and agrees that it shall, unless the Secured Party otherwise consents in advance in writing:

3.1

Payment of Debenture.  Punctually pay the principal of and interest on the Debenture and all other amounts that may be due thereunder at the times and places and in the manner specified therein, except to the extent of any principal or interest that is converted into common stock of the Debtor according to the terms of the Debenture.

3.2

Corporate Existence.  Preserve, maintain, and keep in full force and effect its corporate existence in the jurisdiction of its incorporation.

3.3

Taxes, Charges, and Obligations.  Pay and discharge all taxes, assessments, and governmental charges or levies imposed upon it or upon its income, profits, properties or any part thereof, prior to the date on which penalties or interest attach thereto, as well as all claims which, if unpaid, might become an Encumbrance upon any properties of Debtor, and pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of the indebtedness and other obligations of whatever nature of Debtor; provided, however, that Debtor shall not be required to pay any such tax, assessment, charge, levy, claim, indebtedness or obligation so long as (a) the validity thereof is being diligently contested by Debtor in good faith and by proper proceedings, (b) Debtor sets aside on its books adequate reserves therefor in accordance with generally accepted accounting principles, (c) during the period of such contest the enforcement of any contested item is effectively stayed, and (d) in the case where any such tax, assessment, charge, claim or levy might become an Encumbrance upon any item of the Collateral or any part thereof, Debtor makes arrangements acceptable to the Secured Party to secure the payment thereof.

3.4

Maintenance of Property.  Keep all property used or useful in its business, including, without limitation, the Collateral, in good repair, working order, and condition, and from time to time make all necessary or desirable repairs, renewals, and replacements thereof.

3.5

Preservation of Patents.  Prosecute diligently any patent application pertaining to the Patents, now or hereafter pending, file and prosecute opposition, cancellation, reissue, reexamination, protest, public use, concurrent use and similar proceedings relating to the Patents, and preserve and maintain all rights in all Patents.  Any expenses incurred in connection with the foregoing shall be borne by Debtor.

3.6

Notice and Defense of Actions.  Provide Secured Party with immediate notice of any opposition, cancellation, reissue, reexamination, protest, public use, concurrent use or similar proceeding relating to the Patents or any part thereof, and shall diligently defend its rights in any such action or proceeding.

3.7

Collateral.  Execute, deliver, and file, or cause the execution, delivery, and filing of, any and all documents (including, without limitation, financing statements and continuation statements) that Secured Party deem necessary or desirable to create, perfect, preserve, validate, or otherwise protect a lien and security interest in the Collateral; immediately upon learning thereof, report to the Secured Party any reclamation, return or repossession of any goods forming a part of the Collateral, any claim or dispute asserted by any debtor or other obligor owing an obligation to Debtor, and any other matters affecting the value or enforceability or collectibility of any of the Collateral; defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Secured Party, and pay all costs and expenses (including attorneys' fees and expenses) incurred in connection with such defense; indemnify and protect the Secured Party against any liability, loss or expense arising from any such claims, demands, or disputes or out of any such reclamation, return or repossession of goods forming a part of the Collateral; provided, however, that if the Secured Party shall so elect, the Secured Party shall have the right at all times to settle, compromise, adjust or litigate all claims and disputes directly with the debtor or other obligor owing an obligation to Debtor upon such terms and conditions as the Secured Party deem advisable, and all costs and expenses thereof (including attorneys' fees and expenses) shall be made for the account of Debtor and shall constitute a part of the Obligations owed to the Secured Party and secured pursuant to this Agreement.

3.8

Notice of Default and Loss.  Give immediate notice to the Secured Party upon the occurrence of any Event of Default or event which with notice or lapse of time or otherwise would constitute an Event of Default and of any loss or damage to any of the Collateral.

3.9

Information.  Furnish Secured Party any information that Secured Party may from time to time reasonably request concerning any covenant, provision or representation contained in this Agreement or any other matter in connection with the Collateral or Loan Documents.

4.

NEGATIVE COVENANTS OF DEBTOR

Until all of the Obligations of Debtor are paid and performed in full, Debtor hereby covenants and agrees that it shall not, unless the Secured Party otherwise consents in writing:

4.1

Indebtedness and Contingent Obligations.  Create, incur, assume, or suffer to exist any Indebtedness, except for (a) Indebtedness under the Loan Documents; and (b) Indebtedness existing on the date hereof.  For purposes of this Agreement, the term "Indebtedness" means with respect to Debtor (i) all indebtedness for borrowed money, (ii) all liabilities and obligations, contingent or otherwise, evidenced by a letter of credit or a reimbursement obligation of Debtor with respect to any letter of credit, (iii) all obligations issued, undertaken or assumed for the deferred purchase price of property acquired by Debtor (excluding accounts payable arising in the Debtor's ordinary course of business, but including all obligations of Debtor created or arising under any conditional sale or other title retention agreement with respect to any property acquired by Debtor), (iv) all obligations for borrowed money secured by an Encumbrance upon or in any property owned by Debtor whether or not Debtor has assumed or become liable for the payment of such obligations for borrowed money, (v) all obligations of the type described in any of the clauses (i) through (iv) above which are guaranteed, directly or indirectly, or endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted with recourse by Debtor or for which Debtor is or may be liable, and (vi) all contractual and other obligations of any person or entity which are guaranteed, directly or indirectly, by Debtor or for which Debtor is or may be liable.

4.2

Fundamental Changes.  Amend its Certificate of Incorporation or bylaws by any amendment which would adversely affect Debtor's ability to perform or comply with any of the terms, conditions or agreements to be performed or complied with by Debtor hereunder or under any of the Loan Documents or to perform any of the transactions contemplated hereby or thereby, change its name, consolidate or merge with any other corporation or other entity, or purchase, lease or otherwise acquire all or substantially all of the assets of any other entity, including shares of stock of other corporations, except that Debtor may own notes and other receivables acquired in the ordinary course of business.  Debtor shall not take any action described in this Section 4.2 unless and until Debtor has taken all action requested by Secured Party to further perfect or protect Secured Party's security interests in the Collateral.

4.3

Transfer of Assets.  Sell, lease, assign (by operation of law or otherwise), pledge or otherwise dispose of any of its properties or assets (including, without limitation, the Collateral), whether now owned or hereafter acquired, except for sales of properties and assets other than the Patents and Licenses in the ordinary course of business and for fair market value.  Debtor shall not enter into any agreement relating to any Patent or License other than licensing agreements in the ordinary course of business, which are not inconsistent with the terms hereof and which do not have a material adverse effect on Debtor.

4.4

Investments.  Make or commit itself to make any advance, loan or capital contribution to, or other investment in, any other person or entity except for investments in bank deposits and other securities issued by banks, short-term securities of the United States of America or any agency thereof, and such other investments as the Secured Party shall approve.

4.5

Repurchase of Securities.  Purchase, redeem or otherwise acquire any of its own capital stock (except in accordance with the terms of employment agreements or other agreements with Debtor’s employees or advisors that contemplate the purchase of Debtor stock from such parties) or purchase, acquire, redeem, retire, or make any payment on account of the principal of any indebtedness of Debtor, except at the stated maturity of such indebtedness, except where payment is required by mandatory sinking fund or prepayment provisions relating thereto, and except payments with respect to the indebtedness created by this Agreement or any other indebtedness owed to any Secured Party.

4.6

Other Agreements.  Enter into any agreement or undertaking containing any provision which would be violated or breached by Debtor's performance of its obligations under the Loan Documents.

4.7

Impairment of Security Interest.  Debtor shall not take or fail to take any action that it has the right to do, or authorize any licensee or third party to take or omit to take any action, that may result in a material change to or the abandonment, invalidation, unenforceability, avoidance, availability or diminution in the value of the Patents if such abandonment, invalidation, unenforceability, avoidance, availability or diminution in value would have a material adverse effect on the operations or financial condition of Debtor, or would in any manner otherwise impair the value or enforceability of Secured Party's security interest in any Patent.

5.

POWERS AND AUTHORIZATIONS

5.1

New or Additional Patents.  If, before the Obligations shall have been satisfied in full, Debtor shall obtain rights to any new or additional patents or applications therefor, Debtor shall give to Secured Party prompt notice thereof in writing.  Any such new patents and applications therefor shall, without any further action on behalf of Debtor, automatically become subject to the terms of this Agreement and shall be deemed to be Patents for the purposes of this Agreement.  Debtor will amend Schedule 1.1 to include any new or additional patents and applications therefor, but such new or additional patents and applications therefor shall constitute Collateral hereunder whether or not Debtor so amends Schedule 1.1; and Debtor agrees to execute such additional security agreements, financing statements, instruments of registration and related documents as may be reasonably requested by Secured Party to perfect Secured Party security interest in such patents and applications therefor.

5.2.

Power of Attorney.  Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, in Secured Party's discretion, at any time upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation (i) to obtain and adjust insurance required to be paid to Secured Party under the Loan Documents, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or clause (ii) above, (iv) to file any claims or take any action or institute any proceedings that such Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral, and (v) to execute and file one or more financing or continuation statements, and amendments thereto, relating to the Collateral.  Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges, and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be responsible for any failure to do so or any delay in doing so.  Secured Party shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in their individual capacity or in their capacity as attorney-in-fact except acts or omissions resulting from Secured Party's willful misconduct or gross negligence.  This power of attorney is conferred on Secured Party solely to protect, preserve and realize upon their security interests in the Collateral.  Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any security interest or lien given to secure the Collateral.  The powers granted herein are coupled with an interest and shall be irrevocable from the date hereof and so long as any part of the Obligations is outstanding.

5.3

Performance by Secured Party.  If Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself, at its option and in its sole discretion, perform, or cause performance of, such agreement or obligation, and the expenses of such Secured Party incurred in connection therewith shall be payable by Debtor on demand; provided, however, that nothing herein shall impose any obligation of any kind whatsoever on Secured Party to perform any obligation or agreement of Debtor.

6.

EVENTS OF DEFAULT AND REMEDIES

6.1

Events of Default.  The occurrence of any one or more of the following events shall constitute an “Event of Default” hereunder:

(a)

any action or event that is an “Event of Default” under the Debenture; (b) Debtor shall fail to pay or perform the Obligations when due; (c) any representation or warranty made by or on behalf of Debtor herein or in any other Loan Document shall prove to have been incorrect in any material respect on or as of any date as of which made; (d) Debtor shall at any time fail to observe, satisfy or perform any of the covenants or agreements contained in Sections 3.1, 3.2, 4.2, or 4.5 of this Agreement; (e) Debtor shall at any time fail to observe, satisfy or perform any of the covenants or agreements contained in Sections 3 or 4 (other than in Sections 3.1, 3.2, 4.2 or 4.5) of this Agreement, except that no failure to observe any of such covenants or agreements hereof shall constitute an Event of Default hereunder unless such default shall continue unremedied for a period of twenty (20) business days after written notice of the existence of such default shall have been received by Debtor from any Secured Party; or (f) Debtor shall default in the payment of principal of or interest on any Indebtedness (other than the Notes) of Debtor or any such Indebtedness shall be accelerated or otherwise become due and payable prior to its stated maturity.

6.2

Rights and Remedies of the Secured Party.  Upon the occurrence of any Event of Default, or at any time thereafter, in addition to all other rights, powers and remedies herein conferred, conferred in the other Loan Documents or conferred by operation of law, Secured Party may declare the Obligations due, payable and performable or to become due, payable and performable to Secured Party immediately, including all principal and interest remaining unpaid on the Notes payable to such Secured Party and all other amounts with respect to Secured Party secured hereby or thereby, all without demand, presentment or notice, all of which are hereby expressly waived; and from time to time in its discretion, without limitation and without notice except as expressly provided below, Secured Party may:

(a)

Exercise with respect to the Collateral all the rights and remedies of a secured party on default under the Uniform Commercial Code (whether or not the Uniform Commercial Code applies to the affected Collateral);

(b)

Require Debtor to, and Debtor hereby agrees that it shall at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral and the documentation relating to the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties;

(c)

Reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest created hereby by any available judicial procedure;

(d)

Dispose of, at its office, on the premises of Debtor or elsewhere, all or any part of the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time, and at any time, until all of the Collateral has been sold or until the Obligations have been paid and performed in full), and at any such sale it shall not be necessary to exhibit any of the Collateral;

(e)

Buy the Collateral, or any portion thereof, at any public sale;

(f)

Buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type that is the subject of widely distributed standard price quotations;

(g)

Apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment; and

(h)

At its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under the Uniform Commercial Code or otherwise.

Debtor agrees that, to the extent notice of sale shall be required by law, five (5) calendar days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

6.3

Application of Proceeds.  Upon the occurrence of any Event of Default, or at any time thereafter, Secured Party may in their discretion apply any cash held by any Secured Party as Collateral, and any cash proceeds received by any Secured Party with respect to any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect:

(a)

To the repayment of the reasonable out-of-pocket costs and expenses, including attorneys' fees and legal expenses, incurred by any Secured Party in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of any Secured Party hereunder; or (iv) the failure of Debtor to perform or observe any of the provisions hereof;

(b)

To the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral;

(c)

To the reimbursement of Secured Party for the amount of any obligations of Debtor paid or discharged by any Secured Party pursuant to the provisions of this Agreement or the other Loan Documents, and of any expenses of any Secured Party payable by Debtor hereunder or under the other Loan Documents;

(d)

To the satisfaction of any other Obligations;

(e)

By holding the same as Collateral;

(f)

To the payment of any other amounts required by applicable law; and

(g)

By delivery to Debtor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

Unless the Secured Party otherwise agree, all proceeds received by Secured Party from the sale of, collection from, or other realization upon any Collateral (net of the actual unreimbursed out-of-pocket costs incurred by Secured Party in connection with such sale, collection or other realization) and all payments to Secured Party to reimburse it for certain expenses as provided herein if Debtor can not pay 100% of the demanded expense amounts shall be distributed to Secured Party.

6.4

Deficiency.  In the event that the proceeds of any sale, collection or realization of or upon the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party are legally entitled, Debtor shall be liable for the deficiency, together with interest thereon as provided in the governing Loan Documents or (if no interest is so provided) at such other rate as shall be fixed by applicable law, together with the costs of collection and the fees and expenses of any attorneys employed by any Secured Party to collect such deficiency.

6.5

Non-Judicial Remedies.  In granting to Secured Party the power to enforce their rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce their rights by judicial process.  In so providing for non-judicial remedies, Debtor recognizes and concedes that such remedies are consistent with the usage of trade, are responsive to commercial necessity, and are the result of a bargain at arm's length.  Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at any party's option.

6.6

Remedies Not Exclusive.  All rights, powers and remedies herein conferred are cumulative, and not exclusive, of (i) any and all other rights and remedies herein conferred or provided for, (ii) any and all other rights, powers and remedies conferred or provided for in the Loan Documents, and (iii) any and all rights, powers and remedies conferred, provided for or existing at law or in equity, and Secured Party shall, in addition to the rights, powers and remedies herein conferred or provided for, be entitled to avail themselves of all such other rights, powers and remedies as may now or hereafter exist at law or in equity for the collection of and enforcement of the Obligations and the enforcement of the warranties, representations, covenants, indemnities and other agreements contained the Loan Documents.  Each and every such right, power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Secured Party and the exercise of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy.  No delay or omission by Secured Party or other person or entity in the exercise of any right, power or remedy will impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

7.

MISCELLANEOUS PROVISIONS

7.1

Additional Actions and Documents.  Debtor shall take or cause to be taken such further actions, shall execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and shall obtain such consents as may be necessary or as the Secured Party may reasonably request in order fully to effectuate the purposes, terms, and conditions of this Agreement and the other Loan Documents, whether before, at or after the closing of transactions contemplated hereby and thereby or the occurrence of an Event of Default hereunder.

7.2

Notification. All notices, requests, instructions or other communications to be given in writing hereunder shall be addressed as follows:

If to Debtor:

Golden West Brewing, Inc.

Attn:  John C. Power

945 West 2nd Street

Chico, CA  95928

If to the Secured Party:

John D. Gibbs

807 Wood ‘N Creek

Ardmore, OK  73401

Written communications shall be deemed given, when addressed to the other party as set forth above, three days after sent by registered or certified mail, one day after sent by overnight courier of national repute or on the same day when delivered in person or when sent by facsimile to the facsimile number as set forth above, provided that the sending party can provide written evidence of the communication's successful transmission to such facsimile number.  The notification information of any party may be changed by notifying the other parties of such change in accordance with this Section 7.2.  Notice by e-mail shall not be effective for any purpose under this Agreement.

Any Secured Party who receives from a third party any notice or other written communication relating to the Collateral or any other right or obligation of the Secured Party under this Agreement shall forward promptly a copy of such notice or written communication to the other Secured Party and Borrower, unless it is clear from the face of the notice or written communication that the other Secured Party and Borrower have received or will receive the same notice or written communication from that third party.

7.3

Expenses.  Debtor shall (a) reimburse the Secured Party and save the Secured Party harmless against liability for the payment of all out-of-pocket expenses arising in connection with enforcement of, or the preservation or exercise of any rights (including the right to collect and dispose of the Collateral) under, this Agreement or any of the other Loan Documents, including, without limitation, the fees and expenses of counsel to the Secured Party arising in such connection; and (b) pay, and hold the Secured Party and subsequent holders of the Notes harmless from and against, any and all present and future stamp taxes or similar document taxes or recording taxes and any and all charges with respect to or resulting from any delay in paying, or failure to pay, such taxes.

7.4

Severability.  If fulfillment of any provision of the Loan Documents or performance of any transaction related thereto, at the time such fulfillment or performance shall be due, shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled or performed shall be reduced to the limit of such validity; and if any clause or provision contained in any Loan Document operates or would operate prospectively to invalidate any Loan Document, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein or therein contained, and the remainder of the Loan Documents shall remain operative and in full force and effect.

7.5

Waivers.  No waiver by the Secured Party of, or consent by the Secured Party to, a variation from the requirements of any provision of the Loan Documents shall be effective unless made in a written instrument duly executed on behalf of each Secured Party, and any such waiver shall be limited solely to those rights or conditions expressly waived.

7.6

Rights Cumulative.  The rights and remedies of the Secured Party described in any of the Loan Documents are cumulative and not exclusive of any other rights or remedies which the Secured Party or the then holder of the Notes otherwise would have at law or in equity or otherwise.  Except as otherwise provided herein, notice to or demand on Debtor in any case shall not entitle Debtor to any other notice or demand in similar or other circumstances.

7.7

Entire Agreement; Modification; Conflicts; Benefit.  This Agreement, the exhibits hereto, and the other Loan Documents constitute the entire agreement of the parties hereto with respect to the matters contemplated herein, supersede all prior oral and written agreements with respect to the matters contemplated herein, and may not be modified, deleted or amended except by written instrument executed by the parties.  The representations, warranties and covenants of the parties contained in this Agreement and in the Credit Agreement and the other Loan Documents are intended to be cumulative and should be construed wherever necessary as accretive to the rights and obligations of the parties.  To the extent that there is a conflict between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement, the terms and provisions of the Credit Agreement shall control and be binding; provided, however, that the absence of a representation, warranty or covenant in the Credit Agreement that is contained in this Security Agreement shall not be deemed a conflict, but rather the representations, warranties and covenants to the extent not in direct conflict, shall be deemed to be cumulative.  All terms of this Agreement and of the other Loan Documents shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns; provided, however, that no Secured Party may assign or transfer any of its rights or obligations hereunder except in connection with the transfer or assignment of a Note, which is permitted by the terms thereof.  Debtor shall not have the right to assign or transfer any of its rights or obligations hereunder without the prior written consent of each Secured Party.

7.8

Termination.  This Agreement shall terminate upon the earlier of payment and performance in full of all Obligations or conversion of all amounts payable under the Notes into the common stock of the Debtor as set forth therein.

7.9

Construction.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, AND ANY CLAIMS OR DISPUTES RELATING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF WASHINGTON (EXCLUDING THE CHOICE OF LAW RULES THEREOF).

7.10

Pronouns.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

7.11

Headings.  Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

7.12

Payments.  If any payment or performance of the Debentures or of any of the other obligations under this Agreement or any of the other Loan Documents becomes due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day, and interest thereon (if applicable) shall be payable at the then applicable rate during such extension.  For the purposes of this Agreement, “Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Colorado are authorized by law to close.

7.13

Execution.  To facilitate execution, this Agreement and any of the other Loan Documents may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of the persons required to bind any party, appear on one or more of the counterparts.  All counterparts shall collectively constitute a single agreement.  It shall not be necessary in making proof of this Agreement or any other Loan Document to produce or account for any particular number of counterparts; but rather any number of counterparts shall be sufficient so long as those counterparts contain the respective signatures of, or on behalf of, all of the parties hereto.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.

DEBTOR:

LENDER:

GOLDEN WEST BREWING, INC.

a Washington corporation

By:   ___/s/ John C. Power

/s/ John D. Gibbs

John C. Power, President

John D. Gibbs